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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 30, 1999, with respect to the financial statements of Hull Trading Company, L.L.C. included in Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-78407) and related Prospectus of The Hull Group Inc.


                                          /s/ ERNST & YOUNG LLP

Chicago, Illinois
June 21, 1999